ACCUMULATED OTHER COMPREHENSIVE INCOME AMOUNT RECLASSIFIED FROM ACCUMULATED OTHER COMPREHENSIVE INCOME (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) [Line Items]
Gains on sales of investment securities	$ 1,724	$ 3,628	$ 2,541
Amortization of prior service cost	(423)	(423)	(423)
Recognized net actuarial loss	(2,709)	(2,964)	(2,194)
Pension settlement charges	(6,174)	0	0
Other Comprehensive Income, Reclassification, Amortization of Defined Benefit Plans items, Pre-tax	(8,460)
Total reclassifications for the period, before tax	(7,148)
Deposits [Member] | Cash Flow Hedging [Member] | Interest Expense | Interest Rate Contracts
Accumulated Other Comprehensive Income (Loss) [Line Items]
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net	$ (412)